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                                                            Exhibit 10.45

October 20, 2003



PERSONAL AND CONFIDENTIAL

Mr. Garrett A. Sullivan
c/o Applied Digital Solutions, Inc.
400 Royal Palm Way, Suite 410
Palm Beach, FL  33480



Re:      Letter Agreement between Applied Digital Solutions, Inc. and
         ------------------------------------------------------------
         G. A. Sullivan
         --------------

Dear Garrett:

Reference is made to the letter agreement, dated April 1, 2003, between Applied Digital Solutions, Inc. ("ADSX") and you (the "Letter Agreement"). Capitalized terms used but not defined in this letter shall have the meaning given to them in the Letter Agreement. This will confirm that you and Applied ADSX have agreed to the following amendment to the Letter Agreement.

     1. The 7,500,000 Shares provided for in Paragraph 2 of the Letter Agreement shall be issued promptly following the date the registration statement referred to in such Paragraph 2 is declared effective, and not "within five months" as provided in the Letter Agreement. The parties acknowledge that a share certificate was issued to you and that you returned such certificate in order to implement the timing as provided in the preceding sentence. ADSX shall issue to you another share certificate in accordance with the first sentence of this paragraph.

     2. Except as specifically modified hereby, all of the other terms of the Letter Agreement, including the representations contained therein, remain in effect as if stated herein.

If the foregoing correctly sets forth the understanding between us, please sign this



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Mr. Garrett A. Sullivan
October 20, 2003
Page 2


letter and fax it back to ADSX at 561-805-8002 attention Kay Langsford.

Very truly yours,

APPLIED DIGITAL SOLUTIONS, INC.



By:
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Title:
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Read and Agreed to
this     day of October, 2003.
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Garrett A. Sullivan